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                                                                   Exhibit 10.14

                                 FIFTH AMENDMENT
                                       TO
                                 NOTE AGREEMENT




            This Fifth Amendment to the Note Agreement (the "Amendment") is entered into as of January 29, 1994 by and among ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation (the "Company"), ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly Orchard Holding Corporation), a Delaware corporation ("Holding"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Teachers").

            A. This Amendment amends the Note Agreement dated as of May 15, 1992, as amended by Amendment to Note Agreement dated as of February 8, 1993, Second Amendment to Note Agreement dated as of November 23, 1993 and Third Amendment to Note Agreement dated as of November 30, 1993 and the Fourth Amendment to Note Agreement dated as of January 19, 1994 (collectively, the "Agreement") by and among the Company, Holding and Teachers pursuant to which the Company's 10.64% Senior Secured Notes due May 31, 2002 (the "Notes") were issued.

            B. The purpose of this Amendment is to set forth the understandings and agreements of the Company, Holding and Teachers with respect to the following amendment of the provisions of the Agreement on the conditions stated herein.

            C. Section 19 of the Agreement provides that the Agreement may be amended by an instrument in writing executed by the Company and the written consent of the holders of at least 66-2/3% in aggregate principal amount of outstanding Notes.

            NOW, THEREFORE, based upon the foregoing and in consideration of the covenants, agreements and undertakings contained in this Amendment, the parties hereto agree as follows:

            1. Section 11.06(a) of the Agreement is hereby amended by deleting the following line appearing in the table set forth in said section "Fourth Quarter Ending 01/94 1.10:1.00" and substituting therefor the following:

                  "Fourth Quarter Ending 01/94     1.80:1.00".

            2. The amendment to the Agreement specified herein shall become effective as of the date specified above when executed by all of the parties hereto.

            3. All terms used herein without definition shall have the meanings ascribed to them in the Agreement.

            4. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement with respect to the matters set forth

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herein, the provisions of this Amendment shall control.  Each and every other term, condition, covenant, representation, warranty and provisions set forth in the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in full. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement, as amended.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              ORCHARD SUPPLY HARDWARE CORPORATION,
                              a Delaware corporation


                              /s/Stephen M. Hilberg
                              ---------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer
ATTEST:


By:/s/Michael Seda
   -------------------------
   Michael Seda, Secretary
                              ORCHARD SUPPLY HARDWARE STORES
                               CORPORATION (formerly, ORCHARD HOLDING
                               CORPORATION), a Delaware corporation


                              /s/Stephen M. Hilberg
                              ---------------------------------------------
                              Stephen M. Hilberg, Chief Financial Officer
ATTEST:


By:/s/Michael Seda
   -------------------------
   Michael Seda, Secretary
                              TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA


                              By:/s/Edward L. Toy
                                 ------------------------------------------
                                 Its: Director-Private Placements
                                 $13,721,000.00
                                 ------------------------------------------
                                 Principal Amount of Notes
ATTEST:


By:
   -------------------------



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